UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2017

BOSTON THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54586	27-0801073
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

354 Merrimack Street, #4, Lawrence, MA 01843

(Address of principal executive offices) (zip code)

(603) 935-9799

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement
Item 3.02	Unregistered Sales of Equity Securities

From August 14, 2017 through February 2, 2018, Boston Therapeutics Inc. (the “Company”) entered into Securities Purchase Agreements with accredited investors (the “Preferred 2017 Financing”). In connection with the Preferred 2017 Financing, the Company issued and sold:

●	on August 14, 2017, 45,000 shares of Series A Preferred Stock and common stock purchase warrants to acquire 9,000,000 shares of common stock (the “Warrants”) in consideration of $450,000;

●	on October 20, 2017, 10,000 shares of Series A Preferred Stock and Warrants to acquire 2,000,000 shares of common stock in consideration of $100,000; and

●	on February 2, 2018, 25,000 shares of Series A Preferred Stock and Warrants to acquire 5,000,000 shares of common stock in consideration of $250,000.

The 80,000 shares of Series A Preferred Stock that have been issued to date are convertible, at any time at the option of the holder, into an aggregate of 8,000,000 shares of the Company’s common stock. The Warrants, which in the aggregate are exercisable into 16,000,000 shares of common stock, shall be exercisable for a period of five years at an exercise price of $0.15 per share.

The investors have contractually agreed to restrict their ability to convert their securities and receive shares of the Company’s common stock such that the number of shares of the Company’s common stock held by it and its affiliates after such conversion does not exceed 4.99% of the Company’s then issued and outstanding shares of common stock.

The Company claims an exemption from the registration requirements of the Securities Act of 1933 (the “Securities Act”) for the private placement of these securities pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act. The investors are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act. World Technology East II Limited (“World Tech”) invested an aggregate of $200,000 as part of the Preferred 2017 Financing. World Tech is a Hong Kong company equally controlled by Carl W. Rausch, the Company’s CEO and a director, and Conroy Chi-Heng Cheng, a director of the Company.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K. Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

4.1	Form of Securities Purchase Agreement entered between Boston Therapeutics, Inc. (1)

4.2	Certificate of Designation dated August 14, 2017 (1)

4.3	Form of Common Stock Purchase Warrant issued to the Investors (1)

(1)	Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on August 22, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON THERAPEUTICS, INC.

Date: February 12, 2018	By:	/s/ Carl Rausch
Name: Carl Rausch Title: Chief Executive Officer